Banc of America Securities was the affiliated member of the underwriting syndicate in all these issues.

Fund Series	                          Fund

Columbia Funds Series Trust 1	COLUMBIA BALANCED FUND
Columbia Funds Series Trust 1	COLUMBIA BALANCED FUND
Columbia Funds Series Trust 1	COLUMBIA BALANCED FUND
Columbia Funds Series Trust 1	COLUMBIA BALANCED FUND
Columbia Funds Series Trust 1	COLUMBIA CONSERVATIVE HIGH YIELD FUND
Columbia Funds Series Trust 1	COLUMBIA CONSERVATIVE HIGH YIELD FUND
Columbia Funds Series Trust 1	COLUMBIA CONSERVATIVE HIGH YIELD FUND
Columbia Funds Series Trust 1	COLUMBIA CONSERVATIVE HIGH YIELD FUND
Columbia Funds Series Trust 1	COLUMBIA CONSERVATIVE HIGH YIELD FUND

Fund Series	             Security

COLUMBIA BALANCED FUND	                NRG ENERGY INC 7.375% '16
COLUMBIA BALANCED FUND	                NRG ENERGY INC 7.25% '14
COLUMBIA BALANCED FUND	                DRS TECHNOLOGIES INC 6.625% '16
COLUMBIA BALANCED FUND      	        WESTLAKE CHEMICALS 6.625% '16
COLUMBIA CONSERVATIVE HIGH YIELD FUND	K HOVNANIAN ENTERPRISES
                                          7.5% 5/15/16
COLUMBIA CONSERVATIVE HIGH YIELD FUND	NRG ENERGY INC 7.375% '16
COLUMBIA CONSERVATIVE HIGH YIELD FUND	NRG ENERGY INC 7.25% '14
COLUMBIA CONSERVATIVE HIGH YIELD FUND	DRS TECHNOLOGIES INC 6.625% '16
COLUMBIA CONSERVATIVE HIGH YIELD FUND	WESTLAKE CHEMICALS 6.625% '16

Fund Series	                       Trade Date	Quantity

COLUMBIA BALANCED FUND 	                01/26/06	   "15,000"
COLUMBIA BALANCED FUND	                01/26/06	   "15,000"
COLUMBIA BALANCED FUND	                01/20/06	"   25,000"
COLUMBIA BALANCED FUND	                01/10/06	    "5,000"
COLUMBIA CONSERVATIVE HIGH YIELD FUND	02/22/06	  "340,000"
COLUMBIA CONSERVATIVE HIGH YIELD FUND	01/26/06	"2,545,000"
COLUMBIA CONSERVATIVE HIGH YIELD FUND	01/26/06	"2,545,000"
COLUMBIA CONSERVATIVE HIGH YIELD FUND	01/20/06	"4,560,000"
COLUMBIA CONSERVATIVE HIGH YIELD FUND	01/10/06	  "665,000"

Fund Series	                          Price	    Amount     Broker Bought From

COLUMBIA BALANCED FUND	                100.0000   "15,000"	Morgan Stanley
COLUMBIA BALANCED FUND	                100.0000   "15,000"	Morgan Stanley
COLUMBIA BALANCED FUND	                100.0000   "25,000"	Bear Stearns
COLUMBIA BALANCED FUND	                 99.6740    "4,984"	Deutsche Bank
COLUMBIA CONSERVATIVE HIGH YIELD FUND	100.0000  "340,000"	Credit Suisse
COLUMBIA CONSERVATIVE HIGH YIELD FUND	100.0000"2,545,000"	Morgan Stanley
COLUMBIA CONSERVATIVE HIGH YIELD FUND	100.0000"2,545,000"	Morgan Stanley
COLUMBIA CONSERVATIVE HIGH YIELD FUND	100.0000"4,560,000"	Bear Stearns
COLUMBIA CONSERVATIVE HIGH YIELD FUND	 99.6740  "662,832"	Deutsche Bank